INVESTOR CONFERENCE DECEMBER 2022

FORWARD LOOKING STATEMENTS Certain statements made during this presentation are forward- looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, national and local economic and business conditions, including the impact of COVID-19 on occupancy rates at DiamondRock Hospitality Company’s (the "Company“) hotels and the demand for hotel products and services, and those risks and uncertainties discussed in the most recent Annual Report on Form 10-K, which the Company has filed with the Securities and Exchange Commission, and in our other public filings which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to the Company. Actual results could differ materially from the forward-looking statements made in this presentation. The forward-looking statements made in this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third- party service providers and believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. 2

RECENT EVENTS AND HIGHLIGHTS ROI PROJECTS KEY TAKEAWAYS ■ Record Third Quarter Revenue and Profits - +8.7% RevPAR - +11.4% Total RevPAR ■ Declared Common Dividends of $0.09/sh in 2022 3 RECORD REVENUES ■ Expect Total Revenue to exceed comparable 2019 ($936MM) RECORD HOTEL ADJUSTED EBITDA ■ Expect Hotel Adjusted EBITDA to exceed comparable 2019 ($278MM) STRONG GROUP PACE ■ 91% of 2022 group room revenue on-the-books 2022 vs 2019 2022 OUTLOOK(1) UPCOMING REPOSITIONINGS & CONVERSIONS ■ Converting Hilton Burlington to a Curio in 2023 ■ Repositioning Hilton Boston to an urban lifestyle hotel RECENTLY COMPLETED ROI PROJECTS ■ Margaritaville Beach House Key West ■ The Hythe, Luxury Collection ■ The Clio, Luxury Collection ■ The Lodge at Sonoma, Autograph Collection(1) As of Third Quarter 2022 Conference Call LAKE AUSTIN SPA RESORT, AUSTIN, TX RECENT EVENTS ACQUIRED LAKE AUSTIN SPA RESORT – AUSTIN, TEXAS – $75.6MM ■ Ranked #3 Best Spa in the U.S. by Condé Nast Traveler ■ 8%+ NOI yield on 2023 Forecast NOI ■ 9%+ Stabilized NOI Yield in Three Years ■ Expected to generate over $175,000 per key of EBITDA in 2023 ■ Fee simple, unencumbered by management ■ High barriers to entry – commercial development prohibited on lakefront ■ Operating & ROI upside opportunities incremental to underwriting ■ Completed $1.2B Refinancing ■ Repurchased $12M of Common Stock in Q4’22 ■ ESG Excellence - GRESB Sector Leader (Hotels/America)

ACQUIRED LAKE AUSTIN SPA RESORT (AUSTIN, TEXAS) 4 ACQUISITION DATE 11/21/22 LOCATION AUSTIN, TX NET PURCHASE PRICE $75.6 MILLION 2023E NOI YIELD 8.1% MANAGER EOS HOSPITALITY KEY DEAL HIGHLIGHTS ■ #3 Best Spa Resort in the U.S., Condé Nast Traveler ■ #5 Best Domestic Spa in the U.S., Travel + Leisure ■ Best Winter Spa Resort, Southern Living ■ #7 Best All-Inclusive Resorts, USA Today ■ Top 15 Best Wellness Retreats, Town & Country ■ #1 Resort in Austin, TripAdvisor ■ Only resort with boat access to/from downtown Austin UPSIDE OPPORTUNITIES ■ Operational Upside: • Owner operated for 25+ years. • Expand and improve distribution channels • Implement small group strategy (wedding, corporate) • Optimize revenue management, pricing strategies • Implement technology and labor management controls • Streamline spa offerings to enhance profitability ■ ROI Potential • Opportunity to create ~4 additional lakeview suites • Longer term opportunity to add keys on excess land • Additional venues/marinas on underutilized lakefront ACCOLADES FOR AUSTIN ■ Fastest Growing Major Metropolitan area in the U.S. ■ 2nd Fastest Growing Regional GDP in 2022 ■ 11th most populous city in the United States ■ 80% of Texas population within 200 miles of Austin ■ 6th Best Educated Metro, 5th Youngest Metro in U.S. ■ Live Music Capital– SXSW, Austin City Limits ■ Apple’s 3MM sq. ft. campus opening in 2025 ■ Waterfront, all-inclusive wellness resort on 12 acres with extensive spa services, water sports, dining, and experiential activities for guests and small groups. ■ Fee simple, unencumbered by management ■ Forecast 2023 Total RevPAR nearly $1,600 per night ■ Acquired for an 8.1% NOI yield on 2023 Forecast ■ High barriers to entry – zoning prohibits commercial uses on the entirety of Lake Austin. The Lake Austin Spa Resort is grandfathered as the only transient lodging facility on the lake ACCOLADES FOR LAKE AUSTIN SPA RESORT 4

WHY DIAMONDROCK Henderson Beach Resort

DIAMONDROCK IS POSITIONED FOR OUTSIZED GROWTH POSITIVE MARKET OUTLOOK OPERATIONAL EXCELLENCE 2023 – 2024 SET UP COMPELLING ROI PIPELINE CAPACITY FOR GROWTH ESG EXCELLENCE 1 2 3 4 5 6 THE LODGE AT SONOMA 6

POSITIVE MARKET OUTLOOK The Lodge at Sonoma, Autograph Collection

50% 60% 70% 80% 90% 100% 110% 120% 130% 2018 2019 2020 2021 2022 Nominal GDP RevPAR STRONG MACRO FUNDAMENTALS Runway remaining for recovery compared against GDP 8 GDP AND REVPAR INDEXED TO 2018 13% Upside To Trendline 122% 108%

LONG TERM SUPPLY & DEMAND TRENDS 9 Undersupply of Leisure Hotels Should Benefit From Accelerating Demand 0.58% 1.27% Leisure Set Urban Set 2000-2020 Supply CAGR 2.7 1.3 Newly Flexible Days for U.S. Office Workers Total U.S. 2019 Room Night Demand New “Work from Anywhere Paradigm” Incremental Days of Location Flexibility vs. 2019 Total U.S. Room Night Demand Restraints on Incremental Competitive Supply • Scarcity of Developable Resort Land • Labor • Wage & Benefit Inflation • Availability • Materials • Raw Material Price Inflation • Longer Supply Chain Lead Times • Higher Shipping Costs 1.3B 2.7B In 2019, the average US office worker spent 4.4 days per week in the office. CBRE forecasts that to stabilize at 3.35 days per week. On a base of 50M U.S. office workers, the result is an incremental 2.7B days of worker locational flexibility.

LODGING AS AN INFLATIONARY HEDGE Hotel NOI growth has historically outpaced inflation, with smaller resorts having consistently higher RevPAR, even during recession years; Household income continues to break away from medium-term trend 10 • Healthy labor market • Wealthier average consumer and high-end consumer spending more resilient compared with the overall average • WFH flexibility increases leisure demand • Hybrid and remote work necessitate more frequent travel • Still upside in RevPAR recovery • Resort occupancy remains below pre-covid levels • Inbound international travel spending remains below pre-covid levels 1,100 bps premium to industry avg and 1,500 bps premium to inflation CAGR Comparison from 1972 – 1982 (Indexed to 1972) Personal Consumption Expenditures Source: US Department of Commerce and Wells Fargo Economics RevPAR Comparison from 1987 – 2022 Main Tailwinds

DURABILITY OF LEISURE RATES Leisure-focused markets have consistently outperformed during economic crises, Resorts benefit from higher RevPAR starting point relative to 2019 11

RECOVERY OF URBAN MARKETS Remote and hybrid work models are boosting travel with longer, blended trips and more frequent, smaller business travel; Skift estimates Digital Nomads to be a new $1B market in the US Urban Occupancy vs 2019 12 -43% -33% -24% -19% -23% -11% -11% -14% -7% 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 Jul Aug Sep Tuesday – Thursday RevPAR vs 2019 Source: GBTA, “Business Travel Index Outlook” (August 2022), Skift Research 31% 31% 33% 38% 2019 2020 2021 2022 Business Trips that Contain a Weekend Global Business Travel Revenues ($ Billion) Source: TripActions (April 2022), Skift Research Global Business Travel Revenues Year Over Year Growth (%) Source: Bank of America Research Source: Bank of America Research

OPERATIONAL EXCELLENCE The Gwen, a Luxury Collection Hotel

2022 YTD OPERATING RESULTS (1) Comparable operating information excludes the Kimpton Fort Lauderdale Beach Resort as it was not operating in 2019 (2) Preliminary results (3) “Resort/Lifestyle” refers to Luxury Resort, Lifestyle Resort, and Urban Lifestyle hotels (4) “Urban” refers to Urban Gateway hotels 14 RECORD THIRD QUARTER REVENUE AND PROFITS 2022 COMPARABLE OPERATING RESULTS(1) Occ (%) ADR ($) RevPAR ($) RevPAR B/(W) 2019 Revenue ($000s) Revenue B/(W) 2019 Q1 55.8% 279.09 155.76 (3.5%) 197,263 (4.4%) Q2 74.9% 297.36 222.70 6.9% 279,445 7.4% Q3 75.1% 281.36 211.40 8.7% 266,952 11.7% Jul 74.9% 286.18 214.31 10.6% 89,790 12.7% Aug 74.6% 261.49 195.19 5.6% 83,760 9.8% Sep 75.9% 296.63 225.13 9.8% 93,401 12.5% Oct(2) 74.8% 306.32 229.24 6.7% 99,005 8.0% Q3 REVPAR VS PREVIOUS YEARS (3) (4) +29.3% +8.0% +55.5% +8.7% +26.8% -3.1% PORTFOLIO RESORT/LIFESTYLE URBAN vs 2021 vs 2019

CONSISTENT OUTPERFORMANCE AGAINST PEERS QUARTERLY REVPAR GROWTH (vs. 2019) 15Source: Company filings (1) Excludes DRH Q3 2022 PEER PERFORMANCE (vs. 2019) DRH XHR HST APLE PEB RLJ SHO PK AVG1 ADR Growth +18% 16% 21% 13% 20% 6% 16% 8% +14% Occupancy Growth -8% -16% -14% -5% -15% -10% -15% -15% -13% RevPAR Growth +9% -3% 4% 7% 1% -5% -2% -9% -1% Hotel EBITDA Growth +16% 1% 5% 5% -10% -11% -21% -24% -8% Adj. FFO Growth +4% -34% 9% 0% -15% -13% -17% -38% -16% -40% -30% -20% -10% 0% 10% Q1'22 Q2'22 Q3'22 DRH HST APLE XHR PEB RLJ SHO PK

34% 41% 48% 50% 56% 64% 92% 82% 76% 82% 84% 100% 78% 98% 106%104%107%110%113%110%112% 0% 20% 40% 60% 80% 100% 120% 140% % o f 2 01 9 Co m pa ra bl e To ta l Re ve nu e ROBUST REVENUE AND EBITDA RECOVERY 16 ■ CONSUMER SPEND SHIFT Consumers continue to spend on experiences rather than goods REVENUE RECOVERY ACCELERATING ROBUST EBITDA RECOVERY ■ NECESSITY OF TRAVEL Due to remote and hybrid work adoption, smaller but more frequent meetings ■ ENCOURAGING OUTLOOK Robust demand for both leisure and business; strong Group room revenue expected to be over 90% of 2019 levels RECENT TRENDS & OUTLOOK Note: Excludes the Kimpton Ft. Lauderdale Note: Excludes the Kimpton Ft. Lauderdale -30% -15% -5% 4% 40% 74% 69% 100% 113% 116% -60% -40% -20% 0% 20% 40% 60% 80% 100% 120% 140% Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 % o f 2 01 9 Co m pa ra bl e H ot el A dj . E BI TD A ■ RECORD Q3 HOTEL EBITDA ■ CONTINUED HOTEL EBITDA RECOVERY Strong quarter-on-quarter growth in recovery of Hotel Adjusted EBITDA

2023 – 2024 SETUP Kimpton Palomar Phoenix

18 2023-2024 POSITIONED FOR OUTSIZED GROWTH 18 LIFESTYLE/RESORT PORTFOLIO DRIVERS URBAN PORTFOLIO DRIVERS HOTEL CLIO, A LUXURY COLLECTION HOTEL STRONG URBAN RATES & POSITIVE DEMAND TRAJECTORY • ADR up +5% vs Q3’19, Over 6pp of occupancy upside to Q3’19 BUSINESS TRANSIENT GAINING MOMENTUM • Q3 BT revenues increased to 91.2% of 2019 vs 87.6% of 2019 in Q2 IMPROVING GROUP TRENDS • 91% of group room revenue on-the-books in 2022 vs 2019 • City-wide room nights in 2023/2024 expected to see gains vs 2019 UP-BRANDINGS OF TWO URBAN HOTELS • Hilton Boston Downtown and Burlington Lake Champlain HILTON BOSTON DOWNTOWN/FANEUIL HALL DURABLE RESORT RATES • ADR 35% above Q3’19, Over 5pp of occupancy upside to Q3’19 ROBUST OUT OF ROOM SPEND • Sep’22 revenues outside of the room 31% above Sep’19 UP-BRANDINGS OF FOUR LIFESTYLE/RESORT HOTELS (2021-22) • The Lodge at Sonoma Autograph Collection • The Hythe, a Luxury Collection Hotel • Margaritaville Beach House • Hotel Clio, a Luxury Collection Hotel

DIVERSIFIED SEGMENTATION & POSITIVE OPERATING TRENDS Group 23% Business Transient 28% Leisure Transient 49% 2022 YTD SEGMENTATION Q3’22 YTD Revenue BUSINESS TRANSIENT RECOVERY MID-WEEK URBAN OCCUPANCY IMPROVING GROUP BOOKING PACE LEISURE DURABILITY 0% 2% 4% 6% 8% 10% 12% Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 M ID -W EE K O CC UP AN CY 19 $- $50 $100 $150 $200 $250 $300 Q1 Q2 Q3 Q4 LI FE ST YL E / LE IS UR E RE VP AR 2019 2022 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1 Q2 Q3 Q4 FY % O F 20 19 G RO UP R EV EN UE Q1'22 Bookings Q2'22 Bookings Q3'22 Bookings

IMPROVING GROUP TRENDS WELL-POSITIONED FOR GROUP RECOVERY 20 ■ ENCOURAGING CITY-WIDE TRENDS Convention centers in major-markets forecast to surpass 2019 room nights CITYWIDE CONVENTION ROOM NIGHTS MARKET % of 2019A EBITDA 2019 2022E 2023E 2024E BOSTON 15% 349,030 330,927 438,015 394,007 CHICAGO 15% 1,141,525 1,152,616 1,108,912 1,157,232 WASHINGTON, DC 6% 387,442 400,059 390,418 440,528 SAN DIEGO 4% 732,411 659,976 800,806 868,393 PHOENIX 3% 290,541 305,057 316,250 298,831 TOTALS(1) 43% 2,900,949 2,848,005 3,053,681 3,159,031 (1) As of November 1, 2022. Source: Convention & Visitor Bureaus ■ LUCRATIVE BANQUETS RETURNING Quality of group demand on-the-books improves as we move through the year WESTIN BOSTON SEAPORT DISTRICT Growth in City-Wide Room Nights (2022-24) 11% Upside Potential in Full-Year Group Revenue $30 million

COMPELLING ROI PIPELINE Margaritaville Beach House Key West

ROI PIPELINE: $85MM+ OF ROI PROJECTS AT 40%+ IRRs 22(1) Estimated Capital Spend and Estimated Incremental EBITDA based upon management proformas (2) Estimated IRRs are calculated assuming a 3-year stabilization period and a 10.0x terminal multiple PROPERTY PROJECT ESTIMATED CAPITAL SPEND(1) UNDERWRITTEN INCREMENTAL EBITDA(1) ESTIMATED IRR(2) ESTIMATED COMPLETION LODGE AT SONOMA Autograph Collection Conversion $9.8 $1.4 25% Completed THE HYTHE, LUXURY COLLECTION Luxury Collection Conversion $8.4 $3.4 88% Completed HOTEL CLIO, LUXURY COLLECTION F&B and Public Space Renovation $2.5 $0.5 42% Completed Luxury Collection Conversion $3.6 $1.2 74% Completed MARGARITAVILLE BEACH HOUSE Rebranding $3.5 $1.3 82% Completed EMBASSY SUITES BETHESDA Brand Conversion $3.3 $0.5 28% Completed CHARLESTON RENAISSANCE F&B Repositioning $2.1 $0.5 52% Completed THE GWEN Rooftop Conversion $1.5 $0.3 42% Completed Recently Completed $34.7 $9.1 58% BOSTON HILTON Repositioning/Rebranding $6.4 $1.1 34% 2023 BURLINGTON HILTON Curio Brand Conversion $2.6 $0.8 68% 2023 F&B Repositioning $1.3 $0.4 68% 2023 KIMPTON FORT LAUDERDALE Rooftop Conversion $2.2 $0.3 23% 2023 HAVANA CABANA F&B Repositioning $1.1 $0.4 78% 2023 KIMPTON PALOMAR PHOENIX Rooftop Repositioning $3.7 $0.6 32% 2023 BOURBON ORLEANS Lobby/Pool/Retail/F&B Repositioning $8.8 $1.2 23% 2024 THE LANDING Additional 14 Keys $6.1 $1.2 42% 2024 ORCHARDS INN Resort Repositioning $19.8 $2.6 22% 2024 Total in Planning $52.0 $8.6 33% Recently Completed & $86.7 $17.7 44% Active ROI Pipeline

PROJECT COST IRR Completed $3.6MM 74% Mar 2022 PROJECT COST IRR Completed $9.8MM 25% Jul 2021 PROJECT COST IRR Completed $8.4MM 88% Nov 2021 JW MARRIOTT CHERRY CREEKSONOMA RENAISSANCE VAIL MARRIOTT 23Estimated IRRs are calculated assuming a 3-year stabilization period and a 10.0x terminal multiple PROJECT COST IRR Completed $3.5MM 82% Nov 2021 SHERATON KEY WEST RECENTLY COMPLETED PROJECTS

CAPACITY FOR GROWTH L’Auberge de Sedona

COMPLETED $1.2B REFINANCING IN SEPTEMBER 2022 PROFORMA BALANCE SHEET BALANCE SHEET ENHANCED WITH SEPTEMBER REFINANCING 25 • Doubled weighted-average debt maturity • No meaningful debt maturities until 2025 • Increased liquidity and balance sheet flexibility with undrawn revolver • Retained attractive pricing grid starting at 135 basis points over SOFR • Proceeds used to repay 2023 maturities by end of 2022 Note: Mortgages reflect balance at scheduled maturity, Term Loan reflects exercise of one-year extension Units in $MM $73 $291 $300 $500 0 100 200 300 400 500 600 2022 2023 2024 2025 2026 2027 2028 Mortgages Term Loans and Revolver

DEBT TARGET LEVERAGE STRATEGY PEER (NET DEBT + PREFERRED) / EBITDA Source: Baird Comp Sheet (12/5/22), Net Debt + Preferred / EBITDA 2022 26 $550M+ Total Available Liquidity 56% Fixed Rate(1) 89% Unencumbered by Year End(2) 12.0 8.1 8.0 7.2 6.8 6.3 6.1 5.8 4.7 4.4 4.2 4.2 3.0 2.5 AHT INN PEB BHR HT PK RLJ CLDT RHP XHR SHO DRH APLE HST (1) Includes debt and perpetual preferred capital (2) Percentage of hotels unencumbered by debt

(1) Excludes recently acquired hotels: Lake Austin Spa (acquired November 2022) and Kimpton Fort Lauderdale (acquired April 2022). RECENT ACQUISITIONS OUTPERFORMING UNDERWRITING BOURBON ORLEANS HOTEL (NEW ORLEANS, LA) HENDERSON PARK INN (DESTIN, FL) HENDERSON BEACH RESORT (DESTIN, FL) TRANQUILITY BAY (MARATHON, FL) KIMPTON FORT LAUDERDALE BEACH (FT LAUDERDALE, FL) 27 LAKE AUSTIN SPA RESORT (AUSTIN, TX) 6 HOTELS ACQUIRED IN THE PAST TWO YEARS $5MM AHEAD OF 2022 HOTEL ADJ. EBITDA UNDERWRITING(1) 39% OVER 2019A REVPAR(1)

PORTFOLIO Tranquility Bay Resort

DIAMONDROCK AT A GLANCE 9,607 ROOMS 35 PROPERTIES 24 GEOGRAPHIC MARKETS BALANCE SHEET SUMMARY DIVERSIFIED GEOGRAPHY Net Debt1 to LTM EBITDA2 Total Debt1 % Fixed Rate3 PRO FORMA Q3 2022 $1.2B 56% 4.2X 29 (1) As presented in the September 28, 2022 press release. (2) As of end of Q3’22 (3) Includes debt and perpetual preferred capital. Total Debt1 to Undepreciated Assets2 31% LUXURY RESORTS, 18% LIFESTYLE RESORTS, 14% URBAN LIFESTYLE, 15% URBAN GATEWAY, 53% Note: 2021A results used for Henderson Beach Resort and Lake Austin Spa Resort, 2022 Forecast used for Kimpton Goodland, 2019A results used for all other hotels. PORTFOLIO MAP DIVERSIFIED PORTFOLIO

PORTFOLIO: DATA TABLE 30 30Note: 2021A results used for Henderson Beach Resort and Lake Austin Spa Resort, 2022 Forecast used for Kimpton Goodland, 2019A results used for all other hotels. 2019 PRO FORMA KEYS REVPAR ($) TREVPAR ($) REVENUE/KEY ($000s) EBITDA/KEY ($000s) % of 2019A EBITDA LUXURY RESORT 987 $301 $534 $191 $52 18% LIFESTYLE RESORT 1,312 $185 $302 $110 $32 14% LIFESTYLE URBAN 1,493 $185 $256 $93 $29 15% RESORT/LIFESTYLE 3,792 $215 $344 $125 $36 47% URBAN GATEWAY 5,815 $176 $240 $88 $27 53% TOTAL 9,607 $191 $281 $102 $31 100%

STRONG RESORT MARKET PRESENCE 31 MARATHON, FL DESTIN, FL HENDERSON BEACH RESORT CAVALLO POINT TRANQUILITY BAY RESORT VAIL, CO DESTIN, FL THE HYTHE, A LUXURY COLLECTION HOTEL HENDERSON PARK INN FORT LAUDERDALE, FL WESTIN FORT LAUDERDALE BEACH RESORT FORT LAUDERDALE, FL SEDONA, AZ SONOMA, CALAKE TAHOE, CA KEY WEST, FLKEY WEST, FL HAVANA CABANA MARGARITAVILLE BEACH HOUSE KEY WEST BURLINGTON, VT CHARLESTON, SC RENAISSANCE CHARLESTON HISTORIC DISTRICT HOTEL DENVER, COCHICAGO, IL THE GWEN, A LUXURY COLLECTION HOTEL SAN FRANCISCO, CAPHOENIX, AZ KIMPTON PALOMAR PHOENIX LUXURY RESORT LIFESTYLE RESORT URBAN LIFESTYLE SAUSALITO, CA SEDONA, AZ NEW ORLEANS, LA BOURBON ORLEANS HOTEL THE LODGE AT SONOMA RESORT L’AUBERGE DE SEDONA HOTEL EMBLEM HOTEL CLIO, A LUXURY COLLECTION HOTELHILTON BURLINGTON LAKE CHAMPLAIN ORCHARDS INNTHE LANDING RESORT AND SPA KIMPTON SHOREBREAK RESORT KIMPTON SHOREBREAK FORT LAUDERDALE BEACH RESORT HUNTINGTON BEACH, CA AUSTIN, TX LAKE AUSTIN SPA RESORT

HIGH QUALITY PORTFOLIO IN KEY GATEWAY MARKETS 32 ATLANTA, GA ATLANTA MARRIOTT ALPHARETTA BOSTON, MA NEW YORK, NY FORT WORTH, TXDENVER, CO CHICAGO, IL CHICAGO MARRIOTT MAGNIFICIENT MILE WASHINGTON, DC WASHINGTON, DC SAN DIEGO, CA HILTON BOSTON DOWNTOWN-FANEUIL HALL BOSTON, MA NEW YORK, NY WESTIN BOSTON SEAPORT COURTYARD DENVER DOWNTOWN WESTIN WASHINGTON, D.C. CITY CENTER THE WORTHINGTON NEW YORK, NY WESTIN SAN DIEGO BAYVIEW COURTYARD MANHATTAN/FIFTH AVENUE COURTYARD MANHATTAN/MIDTOWN EAST HILTON GARDEN TIMES SQUARE CENTRAL EMBASSY SUITES BETHESDA URBAN GATEWAY SALT LAKE CITY, UT SALT LAKE CITY MARRIOTT DOWNTOWN

PORTFOLIO: OPERATOR AND GUEST MIX DIVERSIFICATION 33 BENEFITS OF SHORT-TERM AGREEMENTS ■ SUPERIOR COST CONTROLS ■ Utilize most cost-effective procurement & sourcing ■ Identify cost-effective product alternatives ■ OWNER-CENTRIC CASH/CAPITAL MANAGEMENT ■ Owner controls cash management and distribution ■ Owner dictates capital investment / purchasing decisions ■ HIGHER PROFITABILITY, LOWER COST OF OPERATIONS ■ Management fees lower ■ Operating cost savings ■ Better profitability and flow-through VALUATION PREMIUM: UNENCUMBERED VS. ENCUMBERED HOTELS 15% 20% TO 31% 16% 15% 11% 5% 4% 4% 4% 4% 3% 2% 1% Aimbridge HEI Hotels & Resorts Marriott Sage Hospitality EOS Hospitality Kimpton Evolution Hospitality Passport Resorts Vail Resorts Highgate Hotels Ocean Properties Viceroy Note: 2021A results used for Henderson Beach Resort and Lake Austin Spa Resort, 2022 Forecast used for Kimpton Goodland, 2019A results used for all other hotels.

ESG EXCELLENCE Orchards Inn

ISS ESG RANKINGS(2) ISS-ESG CORPORATE RANKING Currently Ranked in Top 1% of all US Real estate companies DiamondRock ranks in the top 5% of the Worldwide Real Estate Sector, earning an ISS ESG Prime designation 3ENVIRONMENTAL 2SOCIAL 4GOVERNANCE GRESB ANNUAL RESULTS 2017 2018 2019 2020 2021 2022 DRH GRESB Score 53 75 81 84 86 82 Peer Score Average 57 58 69 69 72 65 Index to Peer Score Average 93% 129% 117% 122% 119% 126% RESPONSIBLE CORPORATE CITIZEN 35As of October 2022 2022 Updates • Sector Leader status for Hotels / Americas • Awarded 4 Green Stars as Top Performer and Sector Leader • Ranked 1st out of 6 in Hotel/Americas • Ranked 3rd out of 14 in Hotel/Listed sector 2022

SEASONED EXECUTIVE TEAM The Hythe, a Luxury Collection Hotel

EXTENSIVE MANAGEMENT AND HOSPITALITY EXPERIENCE MARK W. BRUGGER CO-FOUNDER PRESIDENT, CEO AND DIRECTOR • Co-founded DRH in 2004 and successfully led its IPO in 2005 • Named Forbes’ list of America’s Most Powerful CEOs 40 and Under and a finalist for the E&Y Entrepreneur of the Year Award • Extensive background in real estate, capital markets, and structured finance JEFFREY J. DONNELLY EXECUTIVE VP AND CFO JUSTIN L. LEONARD EXECUTIVE VP AND COO WILLIAM J. TENNIS EXECUTIVE VP, GENERAL COUNSEL AND CORPORATE SECRETARY TROY G. FURBAY EXECUTIVE VP AND CIO BRIONY R. QUINN SENIOR VP AND TREASURER 37 • Joined as CFO in 2019 • Previously Managing Director at Wells Fargo Securities where he co- founded Real Estate & Lodging Equity Research • Served as AVP at AEW Capital Management, LP overseeing asset management and capital market transactions for diversified commercial real estate portfolio • Joined as COO in 2022 • Previously was at Walton Street Capital, LLC for 23 years, most recently as Senior Principal overseeing hotel investments. During his tenure, he oversaw hotel asset management which included 60 branded and independent hotels totaling over 20,000 rooms • Joined as General Counsel in 2010 • Previously worked for Marriott for 17 years initially as Assistant General Counsel and then as Senior Vice President for the Global Asset Management Group • Prior to joining Marriott, worked as an Associate at a New York law firm • Joined as CIO in 2014 • Previously was Chief Investment Officer at Loews Hotels & Resorts • Prior to that, served in senior investment roles with Kimpton Hotels and MeriStar Hospitality Corporation • Joined DRH in 2007 • Promoted to Chief Accounting Officer in 2014 and Treasurer in 2018 • Prior to DRH, was VP of Finance and Accounting for MeriStar Hospitality Corporation